Exhibit 10.46

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Second Amended and Restated Credit Agreement (this "Fourth Amendment") is made as of December 18, 2015, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company ("GEM II"),  GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"),    CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, GEM II, CNG, Alliance and Cascade, the "Borrowers" and each individually, a  "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and RBS Citizens NA and Societe Generale, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.      Amendment to Section 1 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)       The definition of "AR Buyer" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition it its entirety and restating it as follows:

"AR Buyer" means any Person that is a party to a Receivables Sales Agreement as the buyer of the Accounts Receivable being sold thereunder.

(b)       The definition of "Borrowing Base" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (c) of such definition and restating clause (c) as follows:

(c)      90% of Insured Eligible Receivables not included in Major Oil Company Receivables and 85% of Eligible Receivables which are not Insured Eligible Receivables and which are not included in Major Oil Company Receivables;  plus

 (c)     The definition of "Eligible Receivables" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the last paragraph of such definition which appears immediately after clause (i) of such definition and restating such paragraph as follows:

For the purpose of this definition, (i) to the extent that Eligible Receivables owing by any obligor and its Affiliates, other than Exxon Mobil Corp. ("Exxon"), Phillips 66 ("P66") and an obligor of an Insured Eligible Receivable with respect to such Insured Eligible Receivable, exceed fifteen percent (15%) of the aggregate amount of all Eligible Receivables, or, in the case of Exxon, P66 and an obligor of an Insured Eligible Receivable with respect to such Insured Eligible Receivable, exceeds twenty five percent (25%) of the aggregate amount of all Eligible Receivables, such excess shall not be included in the calculation of Eligible Receivables without the prior written consent of the Required Lenders, or as otherwise provided in the definition of Major Oil Company Receivables, and (ii) to the extent that the Borrowers, individually or in the aggregate, are at any time directly or contingently indebted for any reason to any obligor, the Accounts Receivable owing to the Borrowers by such obligor shall be deemed to be subject to an offset, counterclaim or contra in the amount of such indebtedness; provided,  however, to the extent that any indebtedness of the Borrowers to any obligor is secured by a Letter of Credit, the portion of the indebtedness so secured (not to exceed the amount available for drawing under the Letter of Credit) shall not be deemed to be an offset, counterclaim or contra with respect to the accounts receivable of such obligor owing to the Borrowers.

(d)       The definition of "Receivables Intercreditor Agreement" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating such definition as follows:

"Receivables Intercreditor Agreement" means any intercreditor agreement to be entered into among the Administrative Agent at the Administrative Agent's request, the applicable Loan Party and the applicable AR Buyer with respect to any applicable AR Sales Transaction where the Administrative Agent requests such an agreement, such agreement to be in form and substance satisfactory to the Administrative Agent.

(e)       Section 1.01 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

"Insured Eligible Receivable"  means any Eligible Receivable the payment of which is insured by an insurance company with a rating of not less than "A"

from at least two (2) rating services acceptable to the Administrative Agent (such as A.M. Best Company, Inc., Fitch Ratings, Moody's Investor Services or Standard & Poor's Insurance Ratings Services), with the Administrative Agent being named as loss payee and additional insured thereunder, and the terms, conditions and coverage of such insurance is acceptable to the Administrative Agent. To the extent only a portion of the payment with respect to any Eligible Receivable is so insured in accordance with the terms of this definition, only the portion so insured shall constitute an Insured Eligible Receivable.

"Leasehold Interest EBITDA"  means, with respect to any Subject Leasehold Interest at the time such interest is acquired by the applicable Loan Party, an amount reasonably determined by the Loan Parties to be the expected earnings before interest, taxes, depreciation and amortization, on an annualized basis, for such Subject Leasehold Interest.

"Subject Leasehold Interest"  has the meaning set forth in Section 6.13(b) hereof.

§2.      Amendment to Section 6.13 of the Credit Agreement.  Section 6.13 of the Credit Agreement is hereby amended by deleting Section 6.13 in its entirety and restating it as follows:

6.13   Additional Borrowers or Subsidiary Guarantors; Additional Assets.    (a)   Notify the Administrative Agent at the time that any Person becomes a Subsidiary, and, promptly thereafter (and in any event within thirty (30) days), cause (i) such Person, if such Person is a Domestic Subsidiary or a Foreign Subsidiary which would not suffer any adverse tax consequence as a result thereof, to become a Borrower or Guarantor (with a Foreign Subsidiary being required to be a Guarantor hereunder and being subject to the Administrative Agent's consent) hereunder by executing and delivering to the Administrative Agent a joinder to this Agreement and the other Loan Documents (including, without limitation, the Security Documents) or such other document as the Administrative Agent shall deem appropriate for such purpose (including, without limitation, any document necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest in such Domestic Subsidiary's assets), (ii) such Person, if such Person is a Domestic Subsidiary or a Foreign Subsidiary which would not suffer any adverse tax consequence as a result thereof, to deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent; (iii)  Schedule 5.13 hereto to be updated to give effect to any changes resulting from the formation or acquisition of such new Subsidiary.

(b)      Except as expressly provided for otherwise herein, each Loan Party has granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, a lien on substantially all of such Loan Party's assets as set forth in the Security Documents.  In furtherance of the foregoing, in connection with property that becomes property owned by a Loan Party after the Closing Date for which a Lien on such property is required by the terms of the Security Documents, or if any Loan Party acquires any fee or leasehold interest in any Real Estate after the Closing Date, other than (i) any leasehold interests in any property acquired in any Permitted Acquisition or otherwise permitted pursuant to Section 7.06 hereof for which the Loan Parties have used commercially reasonable efforts to obtain but for which the owner of such property will not consent to such leasehold mortgage (in which case such leasehold mortgage will not be required) and (ii) the leasehold interests of those sites located in New York, Maryland or another jurisdiction subject to a mortgage recording tax and, in all cases acquired pursuant to, and which are the subject of, the Unitary Lease, the Project Monument Unitary Lease and the Project Oak Unitary Lease, the applicable Loan Party shall deliver (A) such documentation as the Administrative Agent may reasonably deem necessary or desirable in order to create and perfect and obtain the full benefits of such Lien, including mortgages, deeds of trust, security agreements, UCC-1 financing statements, surveys, real estate title insurance policies, certified resolutions and other organizational and authorizing documents of the grantor of liens, favorable opinions of the general counsel of the applicable Loan Party (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s Liens thereunder) and other items of the types required to be delivered pursuant to Section 4.01, all in form, content and scope reasonably satisfactory to the Administrative Agent, and (B) such other documentation as the Required Lenders may reasonably deem necessary or desirable in order to create and perfect and obtain the full benefits of such Lien.  Notwithstanding anything to the contrary contained herein, to the extent any Loan Party acquires a leasehold interest in any Real Estate that a Loan Party would otherwise be required to provide a leasehold mortgage with respect thereto pursuant to the provisions of this Section 6.13 (each, a "Subject Leasehold Interest"), the applicable Loan Party shall not be required to provide such a leasehold mortgage and related documentation with respect to such Subject Leasehold Interest so long as (a) at the time of acquiring such Subject Leasehold Interest (or, for any such Subject Leasehold Interest acquired prior to December 18, 2015, on December 18, 2015) the Loan Parties have provided to the Administrative Agent written notice of their intention to not provide such a leasehold mortgage and related documentation on the Subject Leasehold Interest, together with the Loan Parties' determination of the Leasehold Interest EBITDA with respect to such Subject Leasehold Interest (and which Leasehold Interest EBITDA determination shall be acceptable to the Administrative Agent in its reasonable judgment); and (b) the aggregate Leasehold Interest EBITDA on all Subject Leasehold Interests which are not subject to a leasehold mortgage does not exceed, in the aggregate, $25,000,000 at any time.  The Loan Parties shall at any time be permitted to provide the Administrative Agent with a leasehold mortgage and the other documents required in connection therewith on any Subject Leasehold Interest so as to maintain its compliance with clause (b) of the immediately preceding sentence.

§3.      Amendment to Section 7.02 of the Credit Agreement.  Section 7.02(l)(i) of the Credit Agreement is hereby amended by deleting Section 7.01(l)(i) and restating it as follows:  "(i)  sites leased or subleased, as the case may be, by a Loan Party under the Unitary Lease, the proceeds of which will be used to make improvements on such sites;".

§4.      Amendment to Section 7.05 of the Credit Agreement.  Section 7.05(h) of the Credit Agreement is hereby amended by deleting Section 7.05(h) in its entirety and restating it as follows:

(h)      Dispositions of Accounts Receivable to an AR Buyer to the extent that (i) no Default or Event of Default has occurred and is continuing or would exist after giving effect to any such Disposition; (ii) such Accounts Receivable are sold for cash; (iii) the cash purchase price to be paid to the selling Loan Party for each Account Receivable shall not be less than the amount of credit such Loan Party would have been able to get for such Account Receivable had such Account Receivable been included in the Borrowing Base (or, to the extent such Account Receivable is not otherwise eligible to be included in the Borrowing Base, then the cash purchase price to be paid shall not be less than 85% of the face amount of such Account Receivable); (iv) such Account Receivable shall be sold pursuant to a Receivables Sales Agreement, a copy of which has been provided to the Administrative Agent and, to the extent required by the Administrative Agent, the AR Sales Transaction shall be subject to an Receivables Intercreditor Agreement (which, if required by the Administrative Agent, shall be entered into prior to any sale being made); (v) the Loan Parties have complied with the notice requirement set forth in Section 6.02 hereof; (vi) neither the AR Buyer nor the Administrative Agent has delivered any notice of a termination event under the terms of the Receivables Intercreditor Agreement; (vii) the aggregate amount of the Open Receivables Amount (after giving effect to all sales) shall not exceed $75,000,000 at any time; and (viii) the cash proceeds received from the applicable Loan Party in connection with such sale shall be used to immediately repay any outstanding WC Loans (such Dispositions made in compliance with the terms hereof being hereinafter referred to as a "Permitted Receivable Sale");

§5.      Conditions to Effectiveness. This Fourth Amendment, other than the changes in Section 1 hereof to the definitions of "Borrowing Base" and "Eligible Receivables" and the addition of the term "Insured Eligible Receivables", will become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed original counterparts of this Fourth Amendment executed by the Loan Parties, the Administrative Agent and the Required Lenders, and the changes in Section 1 hereof to the definitions of "Borrowing Base" and "Eligible Receivables" and the addition of the term "Insured Eligible Receivables", will only become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed original counterparts of this Fourth Amendment executed by the Loan Parties, the Administrative Agent and the Supermajority Lenders.  To the extent the Administrative Agent receives fully executed original counterparts of this Fourth Amendment executed by the Loan Parties, the Administrative Agent and the Required Lenders but not the Supermajority Lenders, the only provisions of this Fourth Amendment which shall not be modified as set forth herein are the changes in Section 1 hereof to the definitions of "Borrowing Base" and "Eligible Receivables" and the

addition of the term "Insured Eligible Receivables" and to the extent the Administrative Agent receives fully executed original counterparts of this Fourth Amendment executed by the Loan Parties, the Administrative Agent and the Supermajority Lenders, then all provisions of this Fourth Amendment shall be modified as set forth herein.

§6.      Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Fourth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§7.      Ratification,  Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Fourth Amendment shall constitute a Loan Document.

§8.      No Waiver.    Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§9.      Counterparts.  This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.    Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§10.      Governing Law.    THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING II LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL CNG LLC

By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

bank of america, n.a., as
Administrative Agent

By:	/s/Liliana Claar
Name:	Liliana Claar
Title:	Vice President

bank of america, n.a., as a Lender

By:	/s/Bryan Heller
Name:	Bryan Heller
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Daniel J. Stampfel
Name:	Daniel J. Stampfel
Title:	Authorized Officer

CITIZENS BANK (F.K.A. rbs citizens NA),
as a Lender

By:	/s/Donald A. Wright
Name:	Donald A. Wright
Title:	SVP

wells fargo bank, n.a., as a Lender

By:	/s/Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

societe generale, as a Lender

By:	/s/Barbara Paulsen
Name:	Barbara Paulsen
Title:	MD

bnp paribas, as a Lender

By:	/s/Pauline Blandin
Name:	Pauline Blandin
Title:	Associate

By:	/s/Jordan Nenoff
Name:	Jordan Nenoff
Title:	Director

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Executive Director

By:	/s/Gijs Vos
Name:	Gijs Vos
Title:	Managing Director

bmo harris financing, inc., as a Lender

By:	/s/Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

the bank of tokyo-mitsubishi ufj, ltd. NY BRANCH, as a Lender

By:	/s/Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

santander bank, n.a., as a Lender

By:	/s/William Maag
Name:	William Maag
Title:	Managing Director

credit agricole corporate and
investment bank, as a Lender

By:	/s/Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/William Purdy
Name:	William Purdy
Title:	Vice President

natixis, new york branch, as a Lender

By:	/s/David Pershad
Name:	David Pershad
Title:	Managing Director

By:	/s/Alisa Trani
Name:	Alisa Trani
Title:	Director

sumitomo mitsui banking corporation, NY BRANCH, as a Lender

By:
Name:
Title:

deutsche bank ag, new york branch,
as a Lender

By:	/s/Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/Shai Bandner
Name:	Shai Bandner
Title:	Vice President

td bank, n.a., as a Lender

By:	/s/Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

keybank national association, as a Lender

By:	/s/Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

PEOPLE'S UNITED BANK, national
association, formerly PEOPLE'S UNITED
BANK, as a Lender

By:	/s/Justin Mills
Name:	Justin Mills
Title:	Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/Raymond C. Hoefling
Name:	Raymond C. Hoefling
Title:	Senior Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/Robert Dellatorre
Name:	Robert Dellatorre
Title:	First Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/Mike Ross
Name:	Mike Ross
Title:	Executive Vice President

RB INTERNATIONAL FINANCE (USA) LLC,
as a Lender

By:	/s/Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

BLUE HILLS BANK, as a Lender

By:	/s/Kelley Keefe
Name:	Kelley Keefe
Title:	Senior Vice President

customers bank, as a Lender

By:	/s/James B. Daley
Name:	James B. Daley
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Fourth Amendment as of December 18, 2015, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the "Original Guaranty") from each of Global Partners LP and Bursaw Oil LLC; (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC; and (c) the Guaranty dated as of January 7, 2015 (as amended and in effect from time to time, the "Warren Guaranty") from each of Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc. remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Canada Guaranty and the Warren Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

BURSAW OIL LLC
By:	Alliance Energy LLC, its sole member
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

DRAKE PETROLEUM COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

PURITAN OIL COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

MARYLAND OIL COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer